Liquidity:	6 Months Ended	12 Months Ended
	Dec. 31, 2013	Jun. 30, 2013
Liquidity:
Liquidity:

Note N — Liquidity

Following consummation of the transactions on October 2, 2013, approximately $10,000,000 is available for capital expenditures and working capital for operations. Management believes cash on hand, cash that may be made available from WFEC, along with cash flows from operations, will be sufficient to fund operations for the next 12 months.

Note M — Liquidity:

During the year ended June 30, 2013, the Company incurred a net loss of $5,934,218 and provided $54,204 of cash from operations.  At June 30, 2013 the Company’s liabilities substantially exceed its assets.  The Company had a working capital deficit of $30,191,399 at June 30, 2013, down from a working capital deficit of $35,768,341 at June 30, 2012. This decrease in deficit was primarily due to the $9,134,980 paydown on the Credit Agreement with WFEC with funds received from the proceeds of the EXCO/BG settlement.

The Company recently entered into a Note Purchase Agreement dated October 2, 2013, pursuant to which the Company issued an aggregate of $66,000,000 of senior secured notes due October 2, 2016, to certain purchasers. Pursuant to the terms of the Credit Agreement with WFEC, the Company repaid the $5 million term loan payable to WFEC, and Cubic Louisiana assumed the remaining unpaid debt to WFEC, which amount was $20,865,110 as of that date.  That debt is reflected in a term loan bearing interest at the Wells Fargo Bank prime rate, plus 2%, per annum. In the event that Cubic Louisiana does not have available cash to pay interest on the Credit Facility, accrued and unpaid interest will be paid in kind via an additional promissory note.  As part of the Credit Agreement, WFEC is providing a revolving credit facility in the amount of up to $10,000,000, bearing interest at the same rate, with all advances under that revolving credit facility to be made in the sole discretion of WFEC. As part of the Recent Transactions, the Company entered into a Call Option Structured Derivative that provided the Company approximately $35,000,000 and together with the proceeds from the issuance of the senior secured notes, a total of $101,000,000. These funds, net of amounts paid for the acquisition of the assets from Gastar, Navasota and Tauren, the repayment of the term loan payable to WFEC and various expenses relating to the Recent Transactions, approximately $21,000,000 are available for capital expenditures and working capital for operations. Management believes cash on hand following the transactions discussed in Note-L-Subsequent Events along with cash flows from operations will be sufficient to fund operations for the next 12 months.

Mr. Wallen was issued 2,115 shares of Series B Convertible Preferred Stock, with an aggregate stated value of $2,115,000, in exchange for the cancellation of a promissory note payable to Mr. Wallen in the principal amount of $2,000,000, plus $114,986 of accrued and unpaid interest.